2008 KeyBanc Capital Markets
Basic Materials and Packaging
Conference
Lamar M. Chambers
Senior Vice President and Chief Financial Officer
September 10, 2008

Forward-Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include those made with respect to
Ashland’s operating performance and Ashland’s acquisition of Hercules Inc. These expectations are based upon a number of assumptions, including those mentioned within this presentation. Performance estimates are also based upon internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, weather, operating efficiencies and economic conditions, such as prices, supply and demand, cost of raw materials, and legal proceedings and claims (including environmental and asbestos matters). These risks and uncertainties may cause actual operating results to differ materially from those stated, projected or implied. Such risks and uncertainties with respect to Ashland’s acquisition of Hercules include the possibility that the benefits anticipated from the Hercules transaction will not be fully realized; the possibility the transaction may not close, including as a result of failure to obtain the approval of Hercules stockholders; the possibility that financing may not be available on the terms committed; and other risks that are described in filings made by Ashland with the Securities and Exchange
Commission (SEC) in connection with the proposed transaction. Although Ashland believes its expectations are based on reasonable assumptions, it cannot assure the expectations reflected herein will be achieved. This forward-looking information may prove to be inaccurate and actual results may differ significantly from those anticipated if one or more of the underlying assumptions or expectations proves to be inaccurate or is unrealized or if other unexpected conditions or events occur. Other factors, uncertainties and risks affecting Ashland are contained in Ashland's periodic filings made with the SEC, including its Form 10-K for the fiscal year ended Sept. 30, 2007, and Forms 10-Q for the quarters ended Dec. 31, 2007, and March 31 and June 30, 2008, which are available on Ashland’s Investor Relations website at www.ashland.com/investors or the SEC’s website at www.sec.gov. Ashland undertakes no obligation to subsequently update or revise the forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation.
ADDITIONAL INFORMATION
In connection with the proposed transaction, Ashland filed a registration statement with the SEC on Form S-4 (File No.
333-152911) containing a preliminary proxy statement/prospectus and Ashland and Hercules expect to mail a definitive proxy statement/prospectus to Hercules' shareholders containing information about the merger. Investors and security holders are urged to read the registration statement on Form S-4 and the proxy statement/prospectus because they contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by contacting Ashland Investor Relations at (859) 815-
4454 or Hercules Investor Relations at (302) 594-7151, or free copies may also be obtained from Ashland's Investor
Relations website at www.ashland.com/investors or Hercules' website at www.herc.com or the SEC's website at
www.sec.gov.

Business Overview

Water Technologies

Asia/Pacific
Latin America/ Other

Water Technologies

4

ASHLAND

• Founded in 1924; sales in 100 countries
• Number of employees: ~11,700
• A leading manufacturer of composite
 polymers, adhesives, metal casting
 consumables, and process and utility water
 treatments
• A leading North American distributor of
 chemicals, plastics and composite materials
• Marketer of premium-branded lubricants,
 automotive chemicals and quick-lube services
Business Description
Ashland
Distribution
51%
Ashland
Distribution
51%
Performance
Materials
19%
Performance
Materials
19%
Valvoline
20%
Sales & Operating Revenue*: $8.3 billion
Adjusted EBITDA*: $366 million
Adjusted EBITDA* Margin: 4.4%
Ashland
Distribution
19%
Ashland
Distribution
19%
Performance
Materials
29%
Performance
Materials
29%
Valvoline
37%

 10%

 10%
 15%
 15%
* For the 12 months ended June 30, 2008. Sales & Operating Revenue includes intersegment sales. Adjusted
 EBITDA in the pie chart graph excludes Unallocated and Other. See Appendix for Adjusted EBITDA reconciliation.

 3%

 3%
North
America
69%
North
America
69%
Europe
22%
Europe
22%

 6%

 6%
Ashland Overview

Business Overview	
Customers	• Auto manufacturers; foundries; pipe and tank fabricators; bathware, countertop and window lineal manufacturers; pipe relining contractors; boat builders; wide and narrow web printers
Products/ Services	• Composite Polymers - Unsaturated polyester resins - Vinyl ester resins - Gelcoats • Casting Solutions - Foundry binder resins aids - Chemicals - Sleeves and filters - Design services • Specialty Polymers & Adhesives - Pressure-sensitive adhesives - Structural adhesives - Specialty resins
Markets	• Transportation, construction, marine, packaging and converting

5

Pkg. &

Converting -
9%
North
America
North
America
47%
47%
Europe
36%
Latin
America/
Other -
9%
Trans-
portation
Trans-
portation
24%
24%
Ind.
Constr.
28%
Revenue
by Geography
Revenue
by Market
For the 12 Months Ended June 30, 2008
Revenue: $1.6 billion
Adjusted EBITDA*: $95 million
Adjusted EBITDA* Margin: 5.8%
Res.
Constr.
14%
Infra-
structure
15%
Marine - 10%
Asia/
Pacific - 8%
* See Appendix for Adjusted EBITDA reconciliation.
Ashland Performance Materials
A global leader in specialty chemicals

Business Overview	
Customers	• Diversified customer base
Products/ Services	• More than 7,000 packaged and bulk chemicals, solvents, plastics and additives • Comprehensive, hazardous and nonhazardous waste-management solutions in North America
Markets	• Construction • Transportation • Chemical manufacturing • Paint and coatings • Retail consumer • Personal care • Medical • Marine

6

Chemicals
Chemicals
45%
45%
Plastics
42%
Environmental
Service/Other -
2%
Construction
Construction
24%
24%
Other
15%
Revenue
by Product
Line
Revenue
by Market
Trans-
portation
15%
Paint & Coatings - 10%

Medical - 6%
Marine - 4%
Com-
posites
11%
Chemical Mfg.
- 11%
Retail
Consumer - 8%
Personal
Care - 7%
For the 12 Months Ended June 30, 2008
Revenue: $4.3 billion
Adjusted EBITDA*: $61 million
Adjusted EBITDA* Margin: 1.4%
* See Appendix for Adjusted EBITDA reconciliation.
Ashland Distribution
A leading North American chemical and plastics distributor

Business Overview	
Customers	• Retail auto parts stores and mass merchandisers who sell to consumers; installers, such as car dealers and quick lubes; distributors
Products/ Services	• Valvoline® lubricants and automotive chemicals • MaxLife® lubricants for high-mileage vehicles • SynPower® synthetic motor oil • Eagle One® and Car Brite® appearance products • Zerex® antifreeze • Valvoline Instant Oil Change® service
Market Channels	• Do-It-Yourself (DIY) • Do-It-For-Me (DIFM) • Valvoline International

7

ASHLAND

Lubricants
84%
Filters - 3%
Valvoline
Int'l - 22%
Valvoline
Int'l - 22%
Do-It-
Yourself
35%
Revenue
by Product Line
Revenue
by Market Channel
Do-It-
For-Me
36%
DIFM:
Installer channel
26%
Specialty/
Other - 7%
DIFM:
Valvoline Instant
Oil Change - 10%

Chemicals - 4%
Appearance
products - 3%
Antifreeze - 6%
For the 12 Months Ended June 30, 2008
Revenue: $1.6 billion
Adjusted EBITDA*: $120 million
Adjusted EBITDA* Margin: 7.5%
* See Appendix for Adjusted EBITDA reconciliation.
Valvoline: A leading worldwide marketer
of premium-branded automotive lubricants and chemicals

Business Overview	
Customers/ Markets	• Automotive • Municipal wastewater treatment • Pulp and paper processing • Paint and coatings • Adhesives • Printing inks • Commercial and institutional building management • Merchant marine
Products/ Services	• Chemicals and consulting services for utility water treatment • Process water treatments • Technical products and shipboard services for the merchant marine and cruise ship industry

8
ASHLAND

North
America
27%
Latin America/
Other - 5%
Marine
16%
Marine
16%
Industrial
41%
Revenue
by Geography

Revenue
by Business Unit
E&PS
43%
Asia/
Pacific
17%
Europe
51%
For the 12 Months Ended June 30, 2008
Revenue: $0.9 billion
Adjusted EBITDA*: $47 million
Adjusted EBITDA* Margin: 5.1%
* See Appendix for Adjusted EBITDA reconciliation.
Ashland Water Technologies
A major global supplier to the water treatment industry

Hercules Acquisition
Update

• Creates a major, global specialty chemicals company
 – ~75 percent of estimated pro forma adjusted EBITDA* derived from specialty chemicals
 – More than $10 billion in pro forma revenue
 – Boosts pro forma revenue from outside North America to approximately
 $3.5 billion
• Significantly enhances focus and expands scale
 in three specialty chemical businesses
 – Specialty additives and ingredients, paper and water technologies, and specialty resins
• Creates leadership position in attractive and growing
 renewable/sustainable chemistries
 – Derives approximately one-third of estimated pro forma EBITDA from bio-based chemistries
* For the 12 months ended June 30, 2008. Sales & Operating Revenue includes intersegment sales.
 EBITDA excludes Ashland Unallocated and Other and Hercules Corporate Items.
Drives stronger, more profitable
and less cyclical earnings
Hercules Acquisition
Strategic Benefits

• Founded in 1912 as a spinoff from DuPont
• Number of employees: ~4,700
• Leading supplier of functional, process
 and water treatment chemical programs
 for the pulp and paper industry
• World leader in products that manage
 the flow characteristics of water-based
 products
Business Description
Paper
Technologies
& Ventures
53%
Paper
Technologies
& Ventures
53%
Aqualon
47%
Sales & Operating Revenue*: $2.3 billion
Adjusted EBITDA*: $394 million
Adjusted EBITDA* Margin: 17.5%
Aqualon
61%
EBITDA Margin
24%
Paper
Technologies
& Ventures
39%
* For the 12 months ended June 30, 2008, as previously reported by Hercules. Adjusted EBITDA in the pie chart graph excludes Corporate Items. See Appendix for Adjusted EBITDA reconciliation.
Latin
America/
Other

 6%

 6%
Asia/Pacific
North
America
46%
North
America
46%
Europe
36%
Europe
36%

 12%

 12%
EBITDA
Margin
14%
Hercules Overview

Business Overview	
Customers	• Primarily diversified multinational paper manufacturers
Products	• Process chemicals - Microbial control - Contaminant control - Pulping aids - Retention aids • Functional chemicals - Sizing - Wet strength • Ventures: - Pulp and bio-refining - Water management - Synthetic lubricants - Adhesives
Markets	• Pulp and paper

12

North
America
North
America
55%
55%
Asia-
Pacific
Asia-
Pacific
8%
8%
Europe
31%
Latin America/
Other - 6%
Functional
Chemicals
Functional
Chemicals
55%
55%
Ventures
21%
Process
Chemicals
Process
Chemicals
24%
24%
Revenue
by Geography**
Revenue
by Product**
For the 12 Months Ended June 30, 2008
Revenue: $1.2 billion
Adjusted EBITDA*: $165 million
Adjusted EBITDA* Margin: 13.8%
* See Appendix for Adjusted EBITDA reconciliation. ** For the 12 months ended December 31, 2007.
Paper Technologies and Ventures
A global leader in paper chemicals

Business Overview	
Customers	• Diversified, global customer base
Products	• Broad product line based on renewable resources: - Water soluble polymers (cellulose derivatives and guar) - Pinova products – wood rosin derivatives
Markets	• Water-based paints • Paper coatings • Construction • Oilfield (chemicals and drilling muds) • Regulated markets - Personal care - Food - Pharmaceuticals

13

ASHLAND

North
America
North
America
38%
38%
Asia-
Pacific
Asia-
Pacific
15%
15%
Europe
41%
Latin America/
Other - 6%
Coatings &
Construction
48%
Coatings &
Construction
48%
Energy &
Spec. Solutions
27%
Regulated
Industries
25%
Regulated
Industries
25%
Revenue
by Geography**
Revenue
by Product**
For the 12 Months Ended June 30, 2008
Revenue: $1.1 billion
Adjusted EBITDA*: $254 million
Adjusted EBITDA* Margin: 23.9%
* See Appendix for Adjusted EBITDA reconciliation. ** For the 12 months ended December 31, 2007.
Aqualon Overview: A global leader
in managing rheology of water-based systems

Sales/Mktg.
Manufacturing
Purchasing
~25%
Sales/Mktg.
Manufacturing
Purchasing
~25%
G&A
~75%
G&A
~75%
• Integration team to target
 $30 million to $70 million
 additional synergies, including:
 – Ashland Water
 Technologies and Hercules
 Paper Technologies &
 Ventures commercial
 efficiencies
 – Additional supply chain and
 back office savings
 – Cross-selling of Ashland
 Water products to paper
 customers
Hercules Update
Synergies and Integration Costs
• $50 million initial estimate
 – Basis for acquisition economics
 – Run-rate savings by Year 3
 – Estimated phasing (run rate)
 • Year 1: 60 percent
 • Year 2: 90 percent
 • Year 3: 100 percent
• Estimated one-time integration costs
 of $55 million to $60 million

Hercules Acquisition
Update
• Merger-control filings
 - HSR early termination received
 - EU merger-control filed, clearance expected early October
 - All other foreign merger-control filings to be made
 by mid-September
• SEC
 - Form S-4 filed
 - S-4 comments received
 - Preparing responses; expect to resolve to meet closing schedule
• Financing
 - Agent bank meeting
 - Retail bank meeting scheduled next week
• Still expect closing in November

Fiscal Third-Quarter 2008
Earnings

(a) When adjusted for key items in 2007 as noted in Appendix to this presentation.
(b) Operating income, plus depreciation and amortization.
Fiscal Third-Quarter 2008
Highlights

• Operating income, excluding prior-year key items(a),
 increased 19 percent over June 2007 quarter
• Difficult demand and raw materials cost environment
• Operating income, as reported, compared
 with June 2007 quarter:
 – Ashland Performance Materials down 44 percent
 – Valvoline down 6 percent
 – Ashland Water Technologies more than doubled
 – Ashland Distribution up 70 percent
• EBITDA(b) increased by 3 percent to $121 million
• Continued reductions in operating-segment trade
 working capital as a percent of sales

(in millions)	Quarter Ended June 30, 2008		Quarter Ended June 30, 2007	
Net income	$	72	$	100
Income from discontinued operations		(6)		(14)
Adjustments for cash flows from operations:				
Depreciation and amortization		34		26
Deferred income taxes		7		16
Gain on the MAP Transaction		(1)		(1)
Change in operating assets and liabilities [(a)]		6		(35)
Other		(4)		(1)
Cash flows from operating activities from cont. operations		108		91
Additions to property, plant and equipment		(33)		(36)
	$	75	$	55
Earnings before interest, taxes, depreciation and amortization [(b)]	$	121	$	117

18

ASHLAND

(a) Excludes changes resulting from operations acquired or sold.
(b) Operating income, plus depreciation and amortization.
Fiscal Third-Quarter 2008
Operating Cash Flows

%
18
17
16
15
14
13
12
11
10
Trade Working Capital
Oct. '06
Dec. '06
March '07
June '07
Sept. '07
Dec. '07
March '08
June '08
July '08

19

ASHLAND

Operating-Segment
Trade Working Capital
Operating Segments - Accounts Receivable, Inventories Excluding LIFO Reserve,
and Trade and Other Payables, Net, as a % of Trailing Three Months' Sales, Annualized*
* Excludes acquisitions made in June 2008 quarter.

Three months ended June 30,		
	2008	2007	Change
Sales and operating revenue	$ 2,201	$ 1,983	11 %
Cost of sales	1,844	1,643	12 %
Gross profit	357	340	5 %
Gross profit percentage	16.2%	17.1%	(90) bp
Selling, general & administrative expenses	283	259	9 %
SG&A percentage	12.9%	13.1%	(20) bp
Equity and other income	13	10	30 %
Operating income	87	91	(4)%
Operating income percentage*	4.0%	4.6%	(60) bp

20

ASHLAND

(in millions, except change)
* When adjusted for key items in 2007 as noted in Appendix to this presentation, operating income percentage for the June 2007 quarter was 3.7 percent.
Fiscal Third-Quarter 2008
Financial Results

(in millions)	Three months ended June 30,	
	2008	2007
Operating income	$ 87	$ 91
Gain on MAP Transaction	1	1
Net interest and other financing income	5	9
Income from continuing operations before income taxes	93	101
Income tax expense	27	15
Income from continuing operations	66	86
Income from discontinued operations, net of income taxes	6	14
Net income	$ 72	$ 100
Diluted EPS from continuing operations	$ 1.03	$ 1.35
Diluted EPS on net income	$ 1.13	$ 1.58
Effective tax rate	29.4%	15.1%

21

ASHLAND

Fiscal Third-Quarter 2008
Diluted Earnings Per Share

(in millions)	Run Rate		
	Actual	Original Target	
Savings by Function	Q3 '08	Q4 '08	Q4 '09
Sales, marketing, technical and administrative	$ 13	$ 7	$ 13
Freight	3	2	12
Manufacturing and warehousing	6	5	15
Total	$ 22	$ 14	$ 40
Savings by Business	Q3 '08	Q4 '08	Q4 '09
Performance Materials	$ 11	$ 8	$ 15
Water Technologies	8	4	12
Distribution	1	1	9
Valvoline	2	1	4
Total	$ 22	$ 14	$ 40

22

ASHLAND

Fiscal Third-Quarter 2008
Progress on Cost Structure Efficiency

Appendix

(in millions) 2008	Ashland Performance Materials	Ashland Distribution	Valvoline	Ashland Water Technologies	Unallocated and Other	Total
Key items	$ —	$ —	$ —	$ —	$ —	$ —
All other operating income	18.8	19.7	26.1	12.5	9.7	86.8
Operating Income	$ 18.8	$ 19.7	$ 26.1	$ 12.5	$ 9.7	$ 86.8
2007						
Environmental reserve adjustments	$ (0.4)	$ (2.3)	$ (0.3)	$ (0.1)	$ 10.1	$ 7.0
Employee benefit adjustments	2.1	2.3	1.4	0.7	4.3	10.8
All other operating income	31.6	11.6	26.8	5.4	(2.5)	72.9
Operating Income	$ 33.3	$ 11.6	$ 27.9	$ 6.0	$ 11.9	$ 90.7

24

Fiscal Third Quarter
Key Items Affecting Operating
Income Comparisons

Regulation G: Reconciliation of
Operating Income to Adjusted EBITDA
The information provided in this presentation
regarding adjusted earnings per share and earnings
before interest, taxes, depreciation, and amortization
(EBITDA) does not conform to generally accepted
accounting principles (GAAP) and should not be
construed as an alternative to the reported results
determined in accordance with GAAP. Management
has included this non-GAAP information to assist in
understanding the operating performance of the
Company and its operating segments. The non-GAAP
information provided may not be consistent with the
methodologies used by other companies. All non-
GAAP information is reconciled with reported GAAP
results in the financials that follow in this Appendix.

(in millions)	Performance Materials	Distribution	Valvoline	Water Technologies	Corporate	Total
Operating income	$ 57	$ 35	$ 88	$ 14	$ 17	$ 211
Depreciation and amortization	40	25	32	37	21	155
EBITDA	97	60	120	51	38	366
Nonrecurring charges:						
Non-North American reporting lag elimination	(2)	1	-	(4)	-	(5)
Ashland-Cargill JV write-off	-	-	-	-	5	5
Adjusted EBITDA	$ 95	$ 61	$ 120	$ 47	$ 43	$ 366

26

ASHLAND

Ashland Inc.
Regulation G: Reconciliation of
Operating Income to Adjusted EBITDA

(in millions)

	Aqualon	PTV	Corporate	Total
Operating income	$ 208	$ 124	$ (39)	$ 293
Depreciation and amortization	52	44	(10)	86
EBITDA	260	168	(49)	379
Nonrecurring charges:				
Severance, restructuring and other exit costs	4	7	11	22
Pension accounting change -- pre-LDI implementation	(10)	(11)	-	(21)
Other operating charges	-	1	4	5
Other charges, net, related to divested businesses	-	-	9	9
Adjusted EBITDA	$ 254	$ 165	$ (25)	$ 394

27

ASHLAND

Hercules Inc.
Regulation G: Reconciliation of
Operating Income to Adjusted EBITDA